Exhibit 10.35

THIRD WAIVER

This THIRD WAIVER (this “Waiver”) is made and entered into as of March 29, 2019 by and among TRANSMEDICS, INC., a Delaware corporation (the “Borrower”), TRANSMEDICS B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (the “Guarantor”), and ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware limited partnership (the “Lender”).

WHEREAS, the Borrower and the Lender are party to that certain Credit Agreement, dated as of June 22, 2018, by and between the Borrower, as borrower, and the Lender, as lender (as heretofore amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower has not delivered, and does not anticipate delivering, its audited consolidated financial statements for the Fiscal Year of the Borrower ended on December 29, 2018, without an Impermissible Qualification, as required by Section 7.1(c) of the Credit Agreement (the “Going Concern Delivery”);

WHEREAS, the Borrower and the Lender wish to waive any Default or Event of Default that has arisen or would otherwise arise under Section 9.1(c) of the Credit Agreement for failure to comply with the financial reporting covenant in Section 7.1(c) of the Credit Agreement for the Fiscal Year of the Borrower ended on December 29, 2018; and

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, a waiver under the Credit Agreement may be granted by the Borrower and the Lender.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

2.    Waiver. The Lender hereby waives any non-compliance by the Borrower with the covenants set forth in Section 7.1(c) of the Credit Agreement as a result of the Going Concern Delivery and any Default or Event of Default that may have occurred or would otherwise arise as a result thereof.

3.    Consent. Upon the effectiveness of this Waiver, the Lender and the Borrower hereby agree, solely for delivery of the audited consolidated financial statements of the Borrower for the Fiscal Year ended on December 29, 2018, to waive the requirement under Section 7.1(c) of the Credit Agreement that the audited consolidated financial statements of the Borrower be delivered without an Impermissible Qualification.

4.    Contingent Fees. (a) The Borrower covenants and agrees that it shall pay to the Lender, for its own account, a fee (the “Contingent June Fee”) in an amount equal to $162,500. The Contingent June Fee shall be earned, due and payable on June 30, 2019, shall be paid in immediately available funds and shall not be subject to reduction by way of setoff or counterclaim.

Once paid neither the Contingent June Fee nor any part thereof shall be refundable under any circumstances. The Contingent June Fee payable hereunder shall be in addition to, and not in limitation of, any other fees, costs and expenses payable pursuant to the Credit Agreement or any of the other Loan Documents. Notwithstanding anything herein to the contrary, so long as (x) a parent company of the Borrower completes a Qualified IPO prior to June 30, 2019 or (y) the Borrower receives net cash proceeds of no less than $30,000,000 from the sale of Qualified Capital Securities prior to June 30, 2019, neither the Contingent June Fee nor any part thereof shall be due or payable under this Section 4(a).

(b)    The Borrower covenants and agrees that it shall pay to the Lender, for its own account, a fee (the “Contingent September Fee”) in an amount equal to $162,500. The Contingent September Fee shall be earned, due and payable on September 30, 2019, shall be paid in immediately available funds and shall not be subject to reduction by way of setoff or counterclaim. Once paid neither the Contingent September Fee nor any part thereof shall be refundable under any circumstances. The Contingent September Fee payable hereunder shall be in addition to, and not in limitation of, any other fees, costs and expenses payable pursuant to the Credit Agreement or any of the other Loan Documents (including, for the avoidance of doubt, the Contingent June Fee). Notwithstanding anything herein to the contrary, so long as (x) a parent company of the Borrower completes a Qualified IPO prior to September 30, 2019 or (y) the Borrower receives net cash proceeds of no less than $30,000,000 from the sale of Qualified Capital Securities prior to September 30, 2019, neither the Contingent September Fee nor any part thereof shall be due or payable under this Section 4(b).

5.    Conditions to Effectiveness of Waiver. This Waiver shall become effective upon receipt by the Lender of counterpart signatures to this Waiver duly executed and delivered by the Lender, the Borrower and the Guarantor.

6.    No Implied Waiver. Except as expressly set forth in this Waiver, this Waiver shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Lender under the Credit Agreement or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement, all of which shall continue in full force and effect. Nothing in this Waiver shall be construed to imply any willingness on the part of the Lender to agree to or grant any similar or future consent or waiver of any of the terms and conditions of the Credit Agreement.

7.    Waiver and Release. TO INDUCE THE LENDER, TO AGREE TO THE TERMS OF THIS WAIVER, THE BORROWER AND THE GUARANTOR (FOR THEMSELVES AND THEIR AFFILIATES) (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH THEY:

(a)    WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(b)    FOREVER RELEASE, RELIEVE AND DISCHARGE THE LENDER, ITS OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE RELEASING PARTIES AND THE RELEASED PARTIES HEREBY AGREE THAT THE RELEASE CONTAINED HEREIN DOES NOT INCLUDE A RELEASE OF ANY CLAIM OR OBLIGATION AGAINST THE RELEASED PARTIES ARISING AFTER THE DATE HEREOF UNDER THE TERMS OF THE LOAN DOCUMENTS WHICH CLAIM OR OBLIGATION DOES NOT ARISE, DIRECTLY OR INDIRECTLY, OUT OF AND IS IN NO WAY BASED UPON MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS OCCURRING PRIOR TO THE DATE HEREOF.

(c)    IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, THE RELEASING PARTIES ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AGREEMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

(d)    THE RELEASING PARTIES COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AGREEMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING.

(e)    THE RELEASING PARTIES REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

8.    Counterparts. This Waiver may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver by e-mail (e.g., “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Waiver.

9.    Governing Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

TRANSMEDICS, INC.,
as the Borrower

By:	/s/ Stephen Gordon
Name:	Stephen Gordon
Title:	Chief Financial Officer

TRANSMEDICS B.V.,
as the Guarantor

By:	/s/ Stephen Gordon
Name:	Stephen Gordon
Title:	Chief Financial Officer

ORBIMED ROYALTY OPPORTUNITIES II, LP,
as the Lender

By OrbiMed Advisors LLC, its investment manager

By:	/s/ W. Carter Neild
Name:	W. Carter Neild
Title:	Member

Signature Page to Third Waiver